SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 14, 2000
                                                          -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                 File No. 1-8989             13-3286161
          --------                 ---------------             ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



          245 Park Avenue, New York, New York            10167
          -------------------------------------------------------
          (Address of principal executive offices)     (zip code)



       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

                  Filed herewith are copies of:

         (a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Floating Rate Global Notes due 2005 to be issued by The Bear Stearns Companies Inc. (the "Company");

         (b) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated July 14, 2000, to the Prospectus, dated March 17, 2000, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-31980).

         (c)      Consent of Cadwalader, Wickersham & Taft.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Forma Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-31980) as exhibits to such Registration Statement:

                  5(a)   Opinion of Cadwalader, Wickersham & Taft as to legality
                  of the Floating Rate Global Notes due 2005 to be issued by the Company.

                  8(a)   Opinion of Cadwalader, Wickersham & Taft as to certain
                  federal income tax consequences (Included in Exhibit 5(a)).

                  23(c)  Consent of Cadwalader, Wickersham & Taft (Included in
                  Exhibit 5(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE BEAR STEARNS COMPANIES INC.



                                         By:  /s/  Marshall J. Levinson
                                              ----------------------------------
                                              Marshall J. Levinson
                                              Controller and Assistant Secretary
                                              (Principal Accounting Officer)

Dated:  July 21, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
-----------                -----------

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Floating Rate Global Notes due 2005 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a).

23(c)                      Consent of Cadwalader, Wickersham & Taft (Included in
                           Exhibit 5(a)).